                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES
                           (AS OF FEBRUARY 12, 1999)

     Mint Technology, Inc.
     LSI Logic Export Sales Corp.
     LSI Logic Asia, Inc.
     LSI Logic Leasing Company
     LSI Logic (fsi), Inc.
     LSI Logic Storage Systems, Inc. (a subsidiary of LSI Logic (fsi), Inc.) Symbios International, Inc. (Cayman) (a subsidiary of LSI Logic (fsi), Inc.)
     Symbios Logic France S.A.R.L. (a subsidiary of LSI Logic (fsi), Inc.) Symbios Singapore Pte. Ltd. (a subsidiary of LSI Logic (fsi), Inc.) Symbios Logic Europe GmbH (a subsidiary of LSI Logic (fsi), Inc.)
     LSI Logic Netherlands B.V.
     LSI Logic International Services, Inc. (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic Japan Semiconductor, Inc. (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic K.K. (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic Corp. of Korea (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic Corp. of Canada, Inc. (a subsidiary of LSI Logic Netherlands
     B.V.)
     LSI Logic Singapore, Ltd. (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic Europe, Ltd. (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic GmbH (a subsidiary of LSI Logic Europe, Ltd.)
     LSI Logic S.A. (France) (a subsidiary of LSI Logic Europe, Ltd.)
     LSI Logic S.P.A. (Italy) (a subsidiary of LSI Logic Europe, Ltd.)
     LSI Logic A.B. (Sweden) (a subsidiary of LSI Logic Europe, Ltd.)
     LSI Logic S.A. (Spain) (a subsidiary of LSI Logic Europe, Ltd.)
     LSI Logic Ltd. (U.K.) (a subsidiary of LSI Logic Europe, Ltd.) (Inactive) Headland Technology Ltd. (U.K.) (a subsidiary of LSI Logic Europe, Ltd.) (Inactive)
     LSI Logic Export, Ltd. (a subsidiary of LSI Logic Europe, Ltd.) (Inactive) LSI Logic Israel, Ltd. (a subsidiary of LSI Logic Export, Ltd.)
     LSI Logic Netherlands Antilles B.V. (a subsidiary of LSI Logic Netherlands B.V.)
     LSI Logic HK Holdings (Cayman) (a subsidiary of LSI Logic Netherlands Antilles B.V.)
     LSI Logic Hong Kong, Ltd. (a subsidiary of LSI Logic Netherlands Antilles B.V.)